UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2020
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 2, 2020, Tupperware Brands Corporation (the “Company”) issued a press release announcing the execution of the Commitment Letter (defined below) and the plan to deliver a conditional notice of redemption relating to the Notes Redemption (defined below). The press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Term Loan Facilities Commitment Letter

On November 2, 2020, the Company entered into a commitment letter (the “Commitment Letter”) with Angelo, Gordon & Co., L.P. (“Angelo Gordon”), on behalf of certain of its managed funds and accounts, and JPMorgan Chase Bank, N.A., within its Strategic Situations Initiative (“JPMorgan” and, together with Angelo Gordon, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to provide (x) a secured term loan facility (the “Parent Term Loan Facility”) in an aggregate principal amount of $200 million and (y) a secured term loan facility (the “Dart Term Loan Facility” and, together with the Parent Term Loan Facility, the “Term Loan Facilities”) in an aggregate principal amount of $75 million, in each case, in accordance with the terms, and subject to the conditions, set forth in the Commitment Letter. Under the Commitment Letter, borrowings under the Term Loan Facilities will be available in a single drawing, respectively, in U.S. Dollars and, in each case, shall bear interest, at the Company’s option, at a rate equal to either (a) the ABR, determined by reference to the highest of (1) the “U.S. Prime Lending Rate” published by The Wall Street Journal, (2) the federal funds effective rate from time to time plus 0.50% per annum and (3) the one-month Eurodollar Rate, plus 1.00% per annum, which shall, regardless of rate used, be no less than 2.0% per annum, or (b) a Eurodollar Rate for a specified period appearing on Reuters Screen LIBOR01 Page, which shall be no less than 1.00% per annum, in each case, plus an applicable margin. Under the Commitment Letter, the applicable margin for each Term Loan Facility shall initially be 7.75% per annum for ABR borrowings and 8.75% per annum for Eurodollar Rate borrowings, and in each case, from and after the delivery of the applicable financial statements for the first full fiscal quarter following the date of the initial funding of the Term Loan Facilities (the “Closing Date”), the applicable margin for each Term Loan Facility shall then be (a) for ABR borrowings, either (1) 7.75% per annum, if the consolidated leverage ratio is greater than 2.75 to 1.00 or (2) 7.25% per annum, if the consolidated leverage ratio is less than or equal to 2.75 to 1.00 and (b) for Eurodollar Rate borrowings, either (1) 8.75% per annum, if the consolidated leverage ratio is greater than 2.75 to 1.00 or (2) 8.25% per annum, if the consolidated leverage ratio is less than or equal to 2.75 to 1.00.

The Commitment Letter specifies that the borrower under the Parent Term Loan Facility will be the Company and such facility will be fully and unconditionally guaranteed on a joint and several basis by all of the Company’s existing and future domestic subsidiaries that provide a guaranty under the Company’s Second Amended and Restated Credit Agreement, dated as of March 29, 2019 (as amended on August 28, 2019 and on February 28, 2020, the “Existing Revolving Credit Agreement”) among, inter alia, the Company, the other borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Commitment Letter does not require (x) an entity to give a guaranty under the Parent Term Loan Facility if that entity is not required to provide a guaranty under the Existing Revolving Credit Agreement and (y) the guarantors under either the Parent Term Loan Facility or the Dart Term Loan Facility to provide a cross guarantee to or to cross collateralize the other Term Loan Facility. The Commitment Letter also specifies that the borrower under the Dart Term Loan Facility will be Dart Industries Inc. (“Dart”) and such facility will be fully and unconditionally guaranteed on a joint and several basis by the Company and certain of the Company’s existing and future domestic and foreign subsidiaries. Under the Commitment Letter, each Term Loan Facility will mature on the third anniversary of the Closing Date and will not require any amortization.

The Commitment Letter specifies that each Term Loan Facility will include a financial covenant as well as customary affirmative and negative covenants, including, among other things, as to compliance with laws, delivery of quarterly and annual financial statements, restrictions on the incurrence of liens, indebtedness, asset dispositions, fundamental changes, restricted payments and other customary covenants.

The Commitment Letter also provides that each Term Loan Facility will include events of default relating to customary matters (and customary notice and cure periods), including, among other things, nonpayment of principal, interest or other amounts;

violation of covenants; incorrectness of representations and warranties in any material respect; cross-payment default and cross acceleration with respect to material indebtedness; bankruptcy; material judgments; and certain ERISA events.

The commitment of the Commitment Parties to provide the applicable Term Loan Facility is subject to certain conditions including, but not limited to, the negotiation of satisfactory definitive documentation, the concurrent completion of the Notes Redemption, the accuracy in all material respects of the representations and warranties contained in the Commitment Letter and the absence of a default or event of default under the applicable Term Loan Facility documentation, as applicable.

The termination date for the Commitment Letter is January 1, 2021.

The definitive documentation governing the Term Loan Facilities has not been finalized and, accordingly, the actual terms may differ from the description of such terms in the foregoing summary of the Commitment Letter.

Notes Redemption

On November 2, 2020, the Company announced its plan to issue a conditional notice of redemption to the holders of its outstanding 4.750% Senior Notes due 2021 (the “Notes”), pursuant to the indenture, dated June 2, 2011, among the Company, Dart Industries, as guarantor, and Wells Fargo Bank, National Association, as trustee (the “Indenture”), governing the Notes to redeem in full the entire outstanding aggregate principal amount of the Notes (the “Notes Redemption” and, together with the Term Loan Facilities, the “Refinancing”). The Company intends to use the proceeds from the Parent Term Loan Facility, as well as cash on hand, to fund the Notes Redemption, and the Notes Redemption is conditioned on the successful completion of the transactions contemplated by the Commitment Letter. The conditional notice of redemption may be rescinded or amended if necessary.

This Current Report on Form 8-K does not constitute a notice of redemption and is qualified in its entirety by reference to the conditional notice of redemption delivered pursuant to the Indenture.

Forward-Looking Statements

This report contains certain statements that are, or may be deemed to be, “forward-looking statements.” These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, such forward-looking statements. Words such as “estimates,” “outlook,” “guidance,” “expect,” “believe,” “intend,” “designed,” “target,” “plans,” “may,” “will,” “should,” “would,” “could,” and similar words are forward-looking statements and not historical facts. Such forward-looking statements may include statements relating to the Refinancing, including the expected terms and timing of the Refinancing and whether the Refinancing will be completed. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein.

These risks and uncertainties include, but are not limited to, the following: the effects of natural disasters, terrorist activities and epidemic or pandemic disease outbreaks, including the coronavirus (“COVID-19”) outbreak; general economic and political conditions in the United States and in other countries in which the Company currently does business, including those resulting from the COVID-19 outbreak, recessions, political events and acts or threats of terrorism or military conflicts; the success of the Company’s efforts to improve its profitability and liquidity position and any capital structure actions that it may take; the impact of the Company’s substantial indebtedness, including the effect of the Company’s leverage on its liquidity, financial position and earnings, and the Company’s ability and obligation to make payments on its indebtedness, which could reduce its financial flexibility and ability to fund other activities; the Company’s access to, and the costs of, financing and refinancing and the potential that banks with which the Company maintains lines of credit may be unable or unwilling to fulfill their commitments; the costs and covenant restrictions associated with the Company’s credit arrangements and the Notes; the Company’s ability to comply with, or further amend, financial covenants under its credit agreement; potential downgrades to the Company’s credit ratings; successful recruitment, retention and productivity levels of the Company’s independent sales forces; the ability to attract and retain certain executive officers and key management personnel and the success of transitions or changes in leadership or key management personnel; the success of land buyers in attracting tenants for commercial and residential development and obtaining required government approvals and financing; disruptions caused by the introduction of new or revised distributor operating models or sales force compensation systems or allegations by equity analysts, former distributors or sales force members, government agencies or others as to the legality or viability of the Company’s business model, particularly in India; disruptions caused by restructuring activities, including facility reductions or closures, and the combination and exit of business units, including impacts on business models and the supply chain, as well as not fully realizing expected savings or benefits related to increasing sales from actions taken; success of new products and promotional programs;

the ability to implement appropriate product mix and pricing strategies; governmental regulation of materials used in products coming into contact with food (e.g., polycarbonate and polyethersulfone), as well as beauty, personal care, essential oils and nutritional products; governmental regulation and consumer tastes related to the use of plastic in products and/or packaging material; the ability to procure and pay for at reasonable economic cost, sufficient raw materials and/or finished goods to meet current and future consumer demands at reasonable suggested retail pricing levels in certain markets, particularly those with stringent government regulations and restrictions; the impact of changes in consumer spending patterns and preferences, particularly given the global nature of the Company's business; the value of long-term assets, particularly goodwill and indefinite and definite-lived intangibles associated with acquisitions, and the realizability of the value of recognized tax assets; changes in plastic resin prices, other raw materials and packaging components, the cost of converting such items into finished goods and procured finished products and the cost of delivering products to customers; the introduction of Company operations in new markets outside the United States; general social, economic and political conditions in markets, such as in Argentina, Brazil, China, France, India, Mexico, Russia and Turkey and other countries impacted by such events; issues arising out of the sovereign debt in the countries in which the Company operates, such as in Argentina and those in the Euro zone, resulting in potential economic and operational challenges for the Company’s supply chains, heightened counterparty credit risk due to adverse effects on customers and suppliers, exchange controls (such as in Argentina and Egypt) and translation risks due to potential impairments of investments in affected markets; disruptions resulting from either internal or external labor strikes, work stoppages, or similar difficulties, particularly in Brazil, France, India and South Africa; changes in cash flow resulting from changes in operating results, including from changes in foreign exchange rates, restructuring activities, working capital management, debt payments, share repurchases and hedge settlements; the impact of currency fluctuations on the value of the Company’s operating results, assets, liabilities and commitments of foreign operations generally, including their cash balances during and at the end of quarterly reporting periods, the results of those operations, the cost of sourcing products across geographies and the success of foreign hedging and risk management strategies; the ability to repatriate, or otherwise make available, cash in the United States and to do so at a favorable foreign exchange rate and with favorable tax ramifications, particularly from Brazil, China, India, Indonesia, Malaysia, Mexico and South Africa; the ability to obtain all government approvals on, and to control the cost of infrastructure obligations associated with, property, plant and equipment; the ability to timely and effectively implement, transition, maintain and protect necessary information technology systems and infrastructure; cyberattacks and ransomware demands that could cause the Company to not be able to operate its systems and/or access or control its data, including private data; integration of non-traditional product lines into Company operations; the effect of legal, regulatory and tax proceedings, as well as restrictions imposed on the Company’s operations or Company representatives by foreign governments, including changes in interpretation of employment status of the sales force by government authorities, exposure to tax responsibilities imposed on the sales force and their potential impact on the sales force’s value chain and resulting disruption to the business and actions taken by governments to set or restrict the freedom of the Company to set its own prices or its suggested retail prices for product sales by its sales force to end consumers and actions taken by governments to restrict the ability to convert local currency to other currencies in order to satisfy obligations outside the country generally, and in particular in Argentina and Egypt; the effect of competitive forces in the markets in which the Company operates, particularly related to sales of beauty, personal care and nutritional products, where there are a greater number of competitors; the impact of counterfeit and knocked-off products and programs in the markets in which the Company operates and the effect this can have on the confidence of, and competition for, the Company's sales force members; the impact of changes, changes in interpretation of or challenges to positions taken by the Company with respect to U.S. federal, state and foreign tax or other laws, including with respect to the Tax Act in the United States and non-income taxes issues in Brazil, India, Indonesia and Mexico; and other risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 28, 2019, its Quarterly Report on Form 10-Q for the 13 weeks ended March 28, 2020, Form 10-Q for the 13 weeks ended June 27, 2020 and Form 10-Q for the 13 weeks ended September 26, 2020 and its subsequent periodic reports filed in accordance with the Securities Exchange Act of 1934, as amended. These statements are representative only as of the date they are made, and the Company disclaims and does not undertake any obligation to update or revise any forward-looking statements in this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Tupperware Brands Corporation dated November 2, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	November 2, 2020	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary